UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 31, 2004

Heartland Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

333-32245 (Commission File Number) 420 North Morton Street, Franklin, Indiana (Address of Principal Executive Offices)	35-2017085 (IRS Employer Identification No.) 46131 (Zip Code)

(317) 738-3915
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2004, Heartland Bancshares, Inc. (“Heartland”) and Blue River Bancshares, Inc. (“Blue River”) entered into an Agreement of Affiliation and Merger (the “Merger Agreement”) which provides for Heartland to merge with and into Blue River. The banking subsidiaries of Heartland and Blue River, Heartland Community Bank and Shelby County Bank, respectively, will also merge their operations pursuant to the Merger Agreement.

A copy of the Merger Agreement (without its exhibits) is filed as part of this Form 8-K as Exhibit 2.1, through incorporation by reference to the copy of that exhibit filed as part of the Form 8-K Current Report previously filed by Blue River on September 1, 2004.

Heartland and Blue River issued a joint press release announcing the execution of the Agreement on September 1, 2004, which is filed as Exhibit 99.1 to this Report, and is incorporate herein by reference.

The Merger Agreement provides for a stock-for-stock merger in which 2.54 shares of Blue River common stock will be exchanged, on a tax-free basis, for each share of Heartland common stock.

Blue River and Heartland also entered into reciprocal option agreements providing the other party with an option to purchase up to 19.9% of its presently outstanding common stock in certain events.

The merger is subject to approval by the shareholders of Blue River and Heartland as well as federal and state regulatory authorities and other conditions customary for transactions of this nature.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as an exhibit hereto.

STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL BE ABLE TO OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT BLUE RIVER AND HEARTLAND, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV). COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS AND THE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THAT WILL BE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE CORPORATE SECRETARY OF BLUE RIVER BANCSHARES, INC., AT 29 E. WASHINGTON STREET, P.O. BOX 927, SHELBYVILLE, INDIANA 46176, OR TO THE CORPORATE SECRETARY OF HEARTLAND BANCSHARES, INC., 420 NORTH MORTON STREET, FRANKLIN, INDIANA 46131.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS

2.1        Agreement of Affiliation and Merger, dated August 31, 2004 (without exhibits). The copy of this exhibit filed as Exhibit 2.1 to the Form 8-K Current Report filed by Blue River Bancshares, Inc. (SEC File Number: 000-24501), on September 1, 2004, is incorporated by reference.

99.1        Press Release, dated September 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2004	HEARTLAND BANCSHARES, INC. By: /s/ Steven L. Bechman Steven L. Bechman, President

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement of Affiliation and Merger, dated August 31, 2004 (without exhibits). The copy of this exhibit filed as Exhibit 2.1 to the Form 8-K Current Report filed by Blue River Bancshares, Inc. (SEC File Number: 000-24501), on September 1, 2004, is incorporated by reference.

99.1	Press Release, dated September 1, 2004.